Exhibit 10.9

$5,000,000.00

AMENDMENT NO. 1

TO

MORTGAGE LOAN AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC., a Tennessee corporation

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

(dba Memorial Hospital of Adel, Memorial Convalescent Center

and Memorial Home Health)

HEALTHMONT OF TEXAS, INC., a Tennessee corporation

HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company

(dba Dolly Vinsant Memorial Hospital)

HEALTHMONT OF OREGON I, INC., a Tennessee corporation

HEALTHMONT OF OREGON II, INC., a Tennessee corporation

HEALTHMONT OF OREGON III, INC., a Tennessee corporation

(dba Woodland Park Medical Plaza)

HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company

(dba Woodland Park Hospital)

HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company dba Eastmoreland Hospital

(“Borrower”)

and

HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of December 31, 2000

AMENDMENT NO. 1 TO MORTGAGE LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO MORTGAGE LOAN AND AGREEMENT (the “Amendment”) is made as of December 31, 2000, by and between HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation dba Memorial Hospital of Adel, Memorial Convalescent Center and Memorial Home Health, HEALTHMONT OF TEXAS, INC., a Tennessee corporation, HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company dba Dolly Vinsant Memorial Hospital HEALTHMONT OF OREGON I, INC., a Tennessee corporation, HEALTHMONT OF OREGON II, INC., a Tennessee corporation, HEALTHMONT OF OREGON III, INC., a Tennessee corporation dba Woodland Park Medical Plaza, HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company dba Woodland Park Hospital, and HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company dba Eastmoreland Hospital (collectively, “Borrower”), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Mortgage Loan Agreement dated August 31, 2000 by and between Borrower and Lender (the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Lender has agreed to lend $1,900,000 (the “Missouri Loan”) to HealthMont of Missouri, Inc., a Tennessee corporation that is affiliated with Borrower, pursuant to a mortgage loan agreement (the “Missouri Loan Agreement”, mortgage note (the “Missouri Note”) and deed of trust, assignment of rents and leases, security agreement and financing statement (the “Missouri Mortgage”)(collectively, the “Missouri Loan Documents”), all dated as of even date herewith.

C. As consideration for Lender’s making the Missouri Loan (and as a condition precedent thereto), Borrower has agreed to cross-collateralize and cross-default the Loan Agreement (and related documents) with the Missouri Loan Documents in accordance with the terms and condition set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1. Amendment to Loan Agreement.

A. Section 2.1 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

2.1 Collateral. The Loan, the Missouri Loan and all other indebtedness and obligations under the Mortgage Documents and the Missouri Mortgage Documents shall be secured by the following: (a) the Mortgage, (b) the Assignment of Leases, (c) the Missouri Mortgage, and (d) any other collateral or security described in this Agreement or in any of the other Loan Documents or required by Lender in connection with the Loan.

B. Sections 5.20, 5.21 and 5.22 of the Loan Agreement are hereby amended to include HealthMont of Missouri, Inc. as a Borrower in calculating the financial thresholds required by such Sections.

C. The following Section 7.1.13 is hereby added to Article VII of the Loan Agreement:

7.1.14 There shall occur an Event of Default or an event which is reasonably likely to result in an Event of Default under the Missouri Loan Documents.

2. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender’s in-house counsel.

3. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

5. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

6. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

HELLER HEALTHCARE FINANCE, INC. a Delaware corporation

By:	/s/ DAVID G. MOORE

Name:	DAVID G. MOORE
Title:	SENIOR VICE PRESIDENT

BORROWER:
HEALTHMONT, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	CEO

HEALTHMONT OF GEORGIA, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF TEXAS, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF TEXAS I, LLC a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

HEALTHMONT OF OREGON I, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON II, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON III, INC. a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	President

HEALTHMONT OF OREGON IV, LLC. a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

HEALTHMONT OF OREGON V, LLC. a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(Seal)

Name:	Timothy S. Hill
Its:	Chief Manager

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